EXHIBIT 10.1

SECOND AMENDMENT TO THE LOAN AGREEMENT

This Second Amendment (the “Second Amendment”) to the Loan and Security Agreement, dated as of December 15, 2020, as amended by the First Amendment dated April 19, 2023 (as amended, the “Agreement”) is made and entered into on October 8, 2024 (the “Effective Date”) by and between Soligenix, Inc., a corporation incorporated in the State of Delaware, and each of its Subsidiaries from time to time party thereto, including the Subsidiaries set forth on Schedule I to the Agreement (collectively referred to as “Borrower”), Pontifax Medison Finance (Israel) L.P. and Pontifax Medison Finance (Cayman) L.P. (each a “Lender” and collectively, the “Lenders”) and Pontifax Medison Finance GP, L.P., in its capacity as administrative agent and collateral agent for itself and Lenders.

Recitals:

WHEREAS, the Borrower and the Lenders have entered into the Agreement and now wish to amend it in accordance with the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

1.Definitions.  All terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.Amendment.

a.Conversion Price. Section 8.2 of the Agreement shall be amended as follows:

“Conversion Price. The Conversion Price for the Initial Loan and Credit Line shall be equal to (a) $3.81 for the first 501,648 Shares issued to the Lenders pursuant to the terms of this Agreement following October 7, 2024 and (b) $4.23 with respect to all Shares issued to the Lender pursuant to the terms of this Agreement in excess of the first 501,648 Shares so issued.”

3.Covenants regarding Shares. Notwithstanding anything contained to the contrary in the Agreement or the Registration Rights Agreement, Lenders hereby agree that:

a.if the Lenders are notified by the Borrowers in writing that the directors and officers of Soligenix, Inc. have entered into a lockup or similar agreement prohibiting the transaction in shares of common stock of Soligenix, Inc. following the Effective Date in connection with a public offering of securities by Soligenix, Inc., then, at the request of the Borrowers, Lenders shall execute and deliver a lockup or similar agreement with terms substantially similar to those agreed to by such officers and directors; provided, however, that Borrowers shall use commercially reasonable efforts to minimize the length of any lock-up period applicable to Lenders;

b.Lenders’ collective ownership of common stock of Soligenix, Inc. shall not exceed 19.99% of the issued and outstanding shares of common stock of Soligenix, Inc. on any date following the Effective Date; and

c.Lenders shall vote (as opposed to abstain) any shares of common stock of Soligenix, Inc. held by Lenders as of any record date for any meeting of Soligenix. Inc.’s stockholders following the Effective Date.

4.Other Terms and Conditions.  All other terms and conditions of the Agreement shall apply to this Second Amendment. Except as amended hereby, the terms and conditions of the Agreement shall remain in full force and effect. This Second Amendment, when executed, shall be attached to the Loan Agreement and shall constitute an integral part thereof. It is hereby clarified that in the event of an inconsistency between this Second Amendment and the Agreement, the terms of this Second Amendment shall prevail. This Second Amendment shall be governed and construed in accordance with the laws of the State of Israel, without regard to the conflicts of law provisions thereof, and the competent courts of Tel Aviv-Jaffa shall have exclusive jurisdiction over all matters arising under or relating to this Second Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the Effective Date.

PONTIFAX MEDISON FINANCE (ISRAEL) LIMITED PARTNERSHIP		PONTIFAX MEDISON FINANCE (CAYMAN) LIMITED PARTNERSHIP

By:	/s/ Shlomo Karako	By:	/s/ Shlomo Karako
Name: Shlomo (Momi) Karako		Name: Shlomo (Momi) Karako
Title: Partner		Title: Partner

PONTIFAX MEDISON FINANCE GP L.P
By:	/s/ Shlomo Karako
Name: Shlomo (Momi) Karako
Title: Partner

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the Effective Date.

BORROWER:
SOLIGENIX, INC.		ENTERON PHARMACEUTICALS, INC.

By:	/s/ Christopher J Schaber	By:	/s/ Christopher J Schaber
Name: Christopher J. Schaber		Name: Christopher J. Schaber
Title: President and CEO		Title: President and CEO

SOLIGENIX BIOPHARMA CANADA INCORPORATED		SOLIGENIX UK LIMITED
By:	/s/ Christopher J Schaber	By:	/s/ Christopher J Schaber
Name: Christopher J. Schaber		Name: Christopher J. Schaber
Title: President and CEO		Title: President and CEO

SOLIGENIX NE B.V.		SOLIGENIX BIOPHARMA HI, INC.
By:	/s/ Christopher J Schaber	By:	/s/ Christopher J Schaber
Name: Christopher J. Schaber		Name: Christopher J. Schaber
Title: President and CEO		Title: President and CEO